UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

HotApp Blockchain Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-194748	47-4742558
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

HotApp International, Inc.
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

On December 29, 2017, the Board of Directors of HotApp International, Inc. (the “Company”) approved a change of the Company’s name from “HotApp International, Inc.” to “HotApp Blockchain Inc.” Singapore eDevelopment Limited, the stockholder holding a majority of the Company’s issued and outstanding common stock, approved this name change on December 29, 2017 and a Certificate of Amendment changing the Company’s name was filed with the State of Delaware on December 29, 2017.

Amendment of the Company’s Bylaws

On December 29, 2017, the Company’s Board of Directors approved an amendment to the Company’s Bylaws as follows (such changes, the “Amendment”):

1.
The name of the Bylaws shall be amended to: “Bylaws of HotApp Blockchain Inc.”
2.
The second sentence of Article IV, Section 1 of the Bylaws shall be amended to state “The Board of Directors may consist of 1 to 9 members, as may be determined by the Board from time to time.”
3.
Article XI shall be amended to state: “These Bylaws may be altered or amended and new Bylaws may be adopted by the shareholders at any annual or special meeting of the shareholders or by the Board of Directors at any regular or special meeting of the Board of Directors; except that, if such action is to be taken at a meeting of the shareholders, notice of the general nature of the proposed change in the Bylaws shall have been given in the notice of the meeting.”

Previously, the Bylaws used a prior name for the Company; Article IV, Section 1 had permitted the Board of Directors to consist of a maximum of three individuals; and Article XI had permitted amendments to the Bylaws only by stockholders and not by the Board of Directors.

Singapore eDevelopment Limited, the stockholder holding a majority of the Company’s issued and outstanding common stock, approved this Amendment of the Company’s Bylaws on December 29, 2017.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 29, 2017, Singapore eDevelopment Limited, the stockholder holding a majority of the Company’s issued and outstanding common stock, approved the change of the Company’s name and Amendment of the Company’s Bylaws as described in Item 5.03, above, and as incorporated herein by reference thereto.

Item 8.01    Other Events.

Expansion of Business Activities

On December 29, 2017, the Company’s Board of Directors determined that it is in the best interest of the Company to expand its activities to include the development and commercialization of Blockchain related technologies and ICO Technology Consulting in addition to the present activities of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HotApp Blockchain Inc.

Date: January 3, 2018	By:	/s/ Conn Flanigan
Name: Conn Flanigan
Title: Secretary and Director

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